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                                                                   EXHIBIT 10.28


                               FIRST AMENDMENT TO

                       PICK - SEQUOIA LICENSE AGREEMENT


          This First Amendment to the Pick - Sequoia Open Architecture License Agreement is entered into effective Feb. 2, 1995, between Pick Systems ("Pick") and Sequoia Systems, Inc. ("Sequoia").


                                   RECITALS
                                   --------


          A. Pick and Concurrent Operating Systems Technology ("Concurrent Operating") entered into an Open Architecture License Agreement (the "License Agreement") on October 10, 1986. By virtue of its purchase of Concurrent Operating, Sequoia Systems, Inc. assumed all of Concurrent Operating's rights and duties under the License Agreement.


          B. Pick and Sequoia now wish to enter into this First Amendment to the License Agreement.


          Now, therefore, for valuable consideration, the sufficiency of which is acknowledged by the parties, Pick and Sequoia hereby amend the License Agreement as follows:


                                  AMENDMENT
                                  ----------


          1.  Limitation on License. Subparagraph 4(b) which excludes the use
              ---------------------
and sub-licensing of the Pick Systems is deleted in its entirety. All recurring references to "Excluded" systems are also deleted.


          2.  Qualified Configuration. The defined term "Qualified
              -----------------------
Configuration" set out in Paragraph 1.7 of the License Agreement is amended to read as follows:
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          1.7  "Qualified Configuration" shall mean a Licensee hardware configuration which is based only on the microprocessor defined in Exhibit "A" hereto. The Qualified Configuration shall include not only the most current version of the microprocessor, but each subsequent version by the same manufacturer which incorporates or exhibits the same instruction set and is marketed by the manufacturer as a sequential upgrade to the current version. The Qualified Configuration shall include a central processing unit, random access memory, and a hard disk drive as inherent hardware components.


          3.  Licensed System. The term "Licensed System" as defined in
              ---------------
Paragraph 1.5 of the License Agreement is amended to read as follows:


          1.5 "Licensed System" shall mean a single copy of the Pick System, as modified by an Implementation, to be used, delivered or sub-licensed in object code form only, solely on, and bundled as an integral part of a single "Qualified Configuration" designated by location, type and serial number.


          4.  Effect of Amendment. Except as specifically modified hereby, the
              -------------------
License Agreement and its terms, conditions and definitions shall remain in full force and effect, and shall govern this First Amendment.


         PICK SYSTEMS                                  SEQUOIA SYSTEMS, INC.


By: /s/ George E. Olenik                           By: /s/ R. Gellert
   -------------------------                          -------------------------

Name:   George E. Olenik                           Name:   R. Gellert
     -------------------------                          -----------------------

Title:  CEO                                        Title:  V.P./GM
      -------------------------                          ----------------------

                                       2
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                                  EXHIBIT "A"


                           QUALIFIED CONFIGURATIONS
                           ------------------------


Microprocessors based on the following: Motorola MC 68000; Intel X86, Pentium, P6, P7; PowerPC series chips; and derivatives of the foregoing.




PICK SYSTEMS                                         LICENSEE

TEXT TO COME                                         TEXT TO COME
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Initials                                             Initials

2-2-95                                               2-2-95
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Date                                                 Date